Supplement dated September 10, 2012 to the following
Prospectuses dated May 1, 2012:

* Variable Adjustable Life (VAL)
* Variable Adjustable Life - Second Death (VAL-SD)
* Variable Adjustable Life Horizon (VAL Horizon)
* Variable Adjustable Life Summit (VAL Summit)
* Variable Adjustable Life Survivor (VAL Survivor)

Supplement dated September 10, 2012 to the following:

* MultiOption(R) Achiever Variable Annuity
* MultiOption(R) Classic Variable Annuity

* The Board of Trustees of the Oppenheimer Variable Account
Funds (the "Trust"), has determined that it is in the best interests of the Oppenheimer High Income Fund/VA (the "Fund") and its shareholders that the Fund reorganize with and into Oppenheimer Global Strategic Income Fund/VA ("New Fund"), which is also a series of the Trust. The Board unanimously approved an Agreement and Plan of Reorganization (the
"Agreement") to be entered into between the Fund and the New
Fund, pursuant to which the New Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of the New Fund (the "Reorganization").
* It is anticipated at this time that the merger date will be on or about October 25, 2012 (the "merger date"). You may continue to make transfer allocations into or out of the Oppenheimer High Income Fund/VA sub-account in accordance with your contract terms until the merger date.
* Effective on the merger date, the Oppenheimer Global Strategic Income Fund/VA - Service Shares sub-account will be added to the above-listed products. A copy of the Oppenheimer Global Strategic Income Fund/VA prospectus is enclosed for your reference. You should read the prospectus carefully before you invest.

Fund/Portfolio				Investment Adviser
Oppenheimer Global Strategic            OppenheimerFunds, Inc.
Income Fund/VA - Service Shares

If you have any questions about your contract or the content of this supplement, please contact your representative or Minnesota
Life Insurance Company.




Investors should retain this supplement for future reference.
F77593 9-2012